EXHIBIT 99.1

Presentation Materials dated March 31, 2009

First Quarter 2009 Investor Presentation As of March 31, 2009

Certain comments made in the course of this presentation by People's United Financial are forward-
looking in nature. These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after March 31, 2009 and usually use words such as "expect", "anticipate", "believe", and similar expressions. These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People's United
Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3)
changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8)
price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; and (10) the successful integration of Chittenden
Corporation.  People's United Financial does not undertake any obligation to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

People’s United Financial, Inc. NASDAQ: PBCT
Market Capitalization (04/23/09): $ 5.6 billion, # 11
Assets: $ 20.7 billion, # 27
Loans: $ 14.5 billion, # 26
Deposits: $ 14.8 billion, # 25
Branches: > 300
ATMs: > 440
Employees (FTE): ~ 4,500
Founded: 1842
Corporate Overview
Snapshot, as of March 31, 2009

Diversified footprint with 300+
branches and $15 billion in deposits
across six states
Considerable scarcity value as the
largest independent bank
headquartered in New England
VT
NH
Fairfield Ct.
CT
MA
% of
Deposits
17
9
33
61
7
Branches
49
36
63
161
19
ME 5 32
People’s United Footprint
Market
Share
#1
#4
#1
#3
#21
#7
NY 1 4 N/A

Investment Thesis
Strong Balance Sheet with Significant Capital Surplus
Exceptional credit quality
Significant and low cost deposit market share
Opportunities Abound!
Driving organic growth
Actively evaluating acquisition options
Positioned to leverage earnings growth via our asset sensitive balance sheet
PBCT remains well positioned for the current economy and growth

Investment Thesis
Our focus on long-term earnings optimization translates into:
Originate sub-prime or Alt-A loans
Originate option ARMs, negative
amortization loans, or teaser-rate loans
Have SIV exposure or CDOs on the
balance sheet
Make high-risk structured investments
Leverage the balance sheet using
wholesale funding to purchase loans or
securities (no carry trade)
Things we don’t do:
Continue to focus on self-originated middle market
commercial loans while retaining our underwriting
discipline
Continue to use our securities & short-term
investments portfolio solely as a temporary store of
excess capital, while not stretching for temporary
spread income
Remain almost entirely funded with equity and
deposits
Strive to keep our expense structure lean
Remain vigilant as we explore acquisition
opportunities, to ensure any deal improves long-
term earnings and shareholder value
Things we do:

19.0%
6.0%
0.00%
5.00%
10.00%
15.00%
20.00%
PBCT Peers
-3.00
-2.00
-1.00
0.00
1.00
2.00
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
PBCT Peers
2.50
3.00
3.50
4.00
4.50
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
PBCT Peers PBCT Core
Peer Comparison
As of March 31, 2009
On all important measures, People’s United stands stronger than peers
Net Interest Margin
Return on Average Assets
Tang. Equity / Tang. Assets
* See Appendix for peer group. Includes 17 of 20 banks reporting through 04/23/09.
Asset Quality
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
NPAs /
Assets
NPAs /
Loans + REO
NCOs /
Loans
Allowance /
Loans
PBCT Peers

Average Earning Asset Mix
1Q 08
Home
Equity
11%
Securities &
Investments
20%
Commercial
Banking
48%
Residential
Mortgage
21%
1Q 09
Home
Equity
13%
Securities &
Investments
17%
Commercial
Banking
52%
Residential
Mortgage
18%
We remain focused on growing core commercial and consumer lending, while excess capital is safely held in liquid investments
$9,213
$3,119
$3,099
$2,253
$8,651
$3,905
$3,686
$1,981

Average Funding Mix
Our assets are funded nearly entirely with deposits and equity, which reinforces our fortress balance sheet.
1Q 08
Interest-
bearing
Deposits
51%
Demand
Deposits
15%
Stockholders’
Equity
34%
1Q 09
Interest-
bearing
Deposits
58%
Stockholders’
Equity
25%
Demand
Deposits
15%
Sub-debt /
Other
2%
Sub-debt /
Other
2%
Cost of Deposits = 1.34% Cost of Deposits = 2.24%

Commercial Banking
Average core Commercial lending increased 10% annualized in 1Q09
Loan pricing has improved as competitors pull back
Fee income growth initiatives are underway
Experienced management team provides local knowledge and decision making, successfully attracting talent and customers from competitors
People’s United remains focused on growing core middle market commercial loans and deposits

Retail
24%
Office
23%
Industrial
12%
Residential
15%
Hospitality
11%
Other
12%
Land
3%
General C&I
28%
SNC
7%
Commercial
Real Estate
51%
PCLC
14%
Well Balanced Commercial Portfolio
As of March 31, 2009
Total Portfolio $9.3 billion
$5.1 billion CRE
*  Includes the Commercial Real Estate portion of the Shared National Credit portfolio of $295 million
CRE, By Sector
1

Connecticut /
New York
37%
Other New
England
31%
Construction Lending Detail
Total Construction Portfolio $870 million
As of March 31, 2009
Our construction exposure is modest at less than 6% of the total loan portfolio, and is a diverse mix of geographies and sectors.
Residential
48%
Land
12%
Retail
20%
Office
8%
12%
Other
Total Loans
$14.6 billion
By Geography By Sector
13%
Other
FL - 4%

Commercial & Industrial:
Historical Credit Performance
0.18
0.23
1.18
2.07
0.00
0.50
1.00
1.50
2.00
2.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
PBCT Peer Group Mean Top 50 Banks
NPAs (%)
NCOs (%)
Commentary
As of Q1 2009, C&I loans stood
at $4.2BN, representing 29% of
total loans
NPAs have remained flat and
charge-offs have stayed low
C&I is a product of strategic
importance given its non-
commoditized nature
0.18
0.27
1.36
1.97
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
PBCT Peer Group Mean Top 50 Banks
*  Peer Group and Top 50 Banks reflect regulatory data which is not yet available for Q109

Commercial Real Estate Loans:
Historical Credit Performance
Commentary
CRE portfolio totals $5.1BN, 94% was
originated by us, and $295MM
represents shared national credits,
which we fully underwrote
All CRE loans are underwritten on a
cash flow basis
Portfolio is well diversified
Construction portfolio is $870MM
down 6% from $925MM at year end
2008
2/3
rds
of the NPA increase relates to a
single shared national credit
construction loan
Florida construction represents less
than $36MM of total outstandings
1.06
0.60
2.02
1.53
0.00
0.50
1.00
1.50
2.00
2.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
PBCT Peer Group Mean Top 50 Banks
NPAs (%)
NCOs (%)
0.13
0.08
0.41
0.61
0.00
0.25
0.50
0.75
1.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
PBCT Peer Group Mean Top 50 Banks
*  Peer Group and Top 50 Banks reflect regulatory data which is not yet available for Q109

Shared National Credits
The Shared National Credits portfolio was initially established to expand geographic diversity in the loan portfolio, and has been in run-off mode since the beginning of 2008.
Outstandings, as of
(in millions) 31-Mar-09 31-Dec-08 31-Mar-08
Commercial Lending 377.4 $       373.9 $       473.1 $
Commercial Real Estate 294.9          289.8          302.1
  Total loans 672.3 $       663.7 $       775.2 $
Aggregate Exposure, as of
(in millions) 31-Mar-09 31-Dec-08 31-Mar-08
Commercial Lending 734.7 $       752.0 $       866.6 $
Commercial Real Estate 403.6          417.0          545.7
  Total loans 1,138.3 $    1,169.0 $    1,412.3 $
Current Maturity Schedule
($ in millions) 2009 2010 2011 2012 2013
Commercial Lending 4% 10% 23% 12% 6%
Commercial Real Estate 26% 16% 2% -                 -
  Total loans 30% 26% 25% 13% 6%

REITs
40%
Other
16%
Wholesale
trade
6%
Professional
services
8%
Manufacturing
30%
Shared National Credits
The portfolio is broadly diversified by both geography and industry
CRE – Geography C&I – Industry
$ 294.9 million $ 377.4 million
New York
25%
Florida
9%
Virginia
8%
Colorado
6%
Other (5%
or less)
22%
30%
ashington

Retail & Small Business
Relationship and service focus translates to low deposit rates
Highly developed model in southern New England
Core deposit gathering
Multiple products and cross selling – 4.6 products per customer
#1 deposit market share in Fairfield County
Westchester, NY expansion over the past 21 months now represents 4 branches and over $180 million of deposits.
Retail-focused branch experience rolling out in northern New England
Increase penetration from 3.0 products per customer
Deposit pricing discipline and high-quality consumer lending expansion will allow a continued focus on margin management

Stop & Shop Partnership
Complementary to the traditional branch network
Approximately half of our CT branches are in Stop & Shop
Exclusive partnership with the leading grocery chain in CT
Stop & Shop has the #1 grocery market share in CT
Partnership runs through 2022
Recent expansion to Maine with the opening of Kennebunk
Full-service branches that now account for:
55% of new retail checking and savings accounts
40% of new commercial checking accounts
33% of home equity loan originations
The Stop & Shop partnership allows People’s United to provide extended hours and convenience while limiting cost

Residential Loans:
Historical Credit Performance
1.38
0.77
1.56
2.24
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
PBCT Peer Group Mean Top 50 Banks
NPAs (%)
NCOs (%)
Commentary
Low LTV at origination
Current FICO of 729
Stopped portfolioing residential
mortgages in Q4 2006
Of the $42.3MM in NPAs, ~75%
have current LTV of <90%
0.11
0.07
0.73
1.02
0.00
0.25
0.50
0.75
1.00
1.25
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
PBCT Peer Group Mean Top 50 Banks

Home Equity:
Historical Credit Performance
Commentary
0.20
0.15
0.80
1.31
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
PBCT Peer Group Mean Top 50 Banks
NPAs (%)
NCOs (%)
0.13
0.19
0.69
1.7
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
PBCT Peer Group Mean Top 50 Banks
As of Q1 2009, Home Equity
loans stood at $2.3BN, up 14%
annualized over Q4 2008
NPAs have stayed flat and
charge-offs have remained low
Home equity remains an
excellent source of loan growth
and is an important part of our
retail relationships

Wealth Management
Offer a full array of services to businesses and individuals
Expand brokerage and asset management across the People's
United footprint
Continue to grow individual and business relationships through private banking, brokerage and retirement planning services
Focus on offering insurance services to commercial customers
Assets under custody and management totaled $9.5 billion
Wealth Management offers significant growth potential as services are expanded across the franchise

First Quarter Results
Net income of $26.7 million or $0.08 per share
Net interest margin of 3.25%
Net loan charge-offs of 0.18% of average loans
NPAs to loans, REO & repossessed assets of 0.97%
Tangible equity ratio of 19.0%
PBCT remains well positioned for the current economy

Net Interest Margin
Excess capital has a disproportionate impact on the margin and results in an overall greater asset  sensitivity for the total balance sheet
.
1Q08
2Q08
3Q08
4Q08
1Q09
3.75%
3.80%
3.99%
3.94%
3.66%
3.67%
3.56%
3.71%
3.55%
3.25%
3.24%
2.08%
2.00%
1.25%
0.78%

Non-Interest Income
Wealth Management fees have declined due to market conditions, and bank service charges due to change in customer behavior
1Q 09 1Q 08
Service
charges
43%
Insurance
11%
Other
11%
Inv. Mgt.
10%
BOLI
2%
Gain on loans
3%
Brokerage
commissions
5%
BOLI
4%
Gain on loans
2%
Brokerage
commissions
5%
Service
charges
38%
Insurance
11%
Other
11%
Inv. Mgt.
11%
Merchant
processing
8%
Wealth
management
26%
Wealth
management
27%
$72.2 million $82.3 million
Merchant
processing
8%
Sec
Gains
7%
Sec
Gains
10%

Evolving Acquisition Strategy
Our preference is for whole bank transactions:
Commercially-oriented franchises with a strong core deposit base
Attractive markets of the Northeast United States, including contiguous, in-market and new markets
FDIC assisted deals in our identified geography where market share is available
Primary deal hurdles:
IRR substantially higher than our cost of capital
Significantly enhance our long-term earnings power
Our Approach: Patient and Opportunistic

Shareholders are protected by continued strength in underwriting and asset quality
Significant capital reserves will be used primarily
to fund future growth
Management is aligned with shareholders
Will continue to maintain focus on driving financial performance
Conclusion
People’s United remains committed to continuing to increase
shareholder value

Appendix – Peer Group
Company Name Ticker State
Associated Banc-Corp ASBC WI
Astoria Financial Corporation AF NY
BOK Financial Corporation BOKF OK
City National Corporation CYN CA
Colonial BancGroup, Inc. CNB AL
Comerica Incorporated CMA TX
Commerce Bancshares, Inc. CBSH MO
Cullen/Frost Bankers, Inc. CFR TX
First Horizon National Corporation FHN TN
Flagstar Bancorp, Inc. FBC MI
Fulton Financial Corporation FULT PA
Hudson City Bancorp, Inc. HCBK NJ
M&T Bank Corporation MTB NY
Marshall & Ilsley  Corporation MI WI
New York Community Bancorp, Inc. NYB NY
Synovus Financial Corp. SNV GA
TCF Financial Corporation TCB MN
Valley National Bancorp VLY NJ
Webster Financial Corporation WBS CT
Zions Bancorporation ZION UT

28 For more information, investors may contact: Jared Shaw (203) 338-4130 jared.shaw@peoples.com